Exhibit 10-1

                        FORM OF INDEMNIFICATION AGREEMENT

     INDEMNIFICATION AGREEMENT (this "Agreement"), made as of this day of _____, 2005, by and between The Goldfield Corporation, a Delaware corporation (the "Company"), and ___________ (the "Indemnitee"), an Agent (as defined below) of the Company.

                                    RECITALS

     A. The Company seeks to attract and retain competent and experienced persons to serve as directors and officers and wishes to protect such individuals by providing comprehensive liability insurance and indemnification, due to exposure to litigation costs and risks resulting from their service to the Company;

     B. The statutes and judicial decisions regarding the duties of directors and officers are often difficult to apply, ambiguous, or conflicting, and therefore fail to provide such directors and officers with adequate, reliable knowledge of legal risks to which they are exposed or information regarding the proper course of action to take;

     C. Plaintiffs may seek damages in amounts which, coupled with the costs of litigation (whether or not the case is meritorious), cause the defense and/or settlement of such litigation to exceed the personal resources of officers and directors;

     D. The Company believes that it is unfair for its directors and officers to assume the risk of large judgments and other expenses which may occur in cases in which the directors or officers received no personal profit and in cases where the directors or officers were not culpable;

     E. The Company recognizes that the issues in controversy in litigation against a director or officer of a corporation such as the Company are often related to the knowledge, motives and intent of such directors or officers, that he is usually the only witness with knowledge of the essential facts and exculpating circumstances regarding such matters and that the long period of time which usually elapses before the trial or other disposition of such litigation often extends beyond the normal time that the director or officer can reasonably recall such matters; and may extend beyond the normal time for retirement for such director or officer with the result that he, after retirement or in the event of his death, his spouse, heirs, executors or administrators, may be faced with limited ability and undue hardship in maintaining an adequate defense, which may discourage such a director or officer from serving in that position;

     F. Based upon their experience as business managers, the Board of Directors of the Company (the "Board") has concluded that, to retain and attract talented and experienced individuals to serve as directors and officers of the Company and to encourage such individuals to take the business risks necessary for the success of the Company, it is necessary for the Company to contractually indemnify its directors and officers, and to assume for itself maximum liability for expenses and damages in connection with claims against such directors and officers in connection with their service to the Company, and has further concluded that the failure to provide such contractual indemnification could be detrimental to the Company and the


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Company's stockholders;

     G. Section 145 of the General Corporation Law of Delaware, under which the Company is organized ("Section 145") empowers the Compay to indemnify its directors, officers, employees by agreement and to indemnify persons who serve, at the request of the Company, as the directors, officers, employees or directors of other corporations or enterprises, and expressly provides that the indemnification provided by Section 145 is not exclusive;

     H. The Company, after reasonable investigation prior to the date hereof, has determined that it is advisable to supplement the existing directors and officers' liability insurance coverage as of the date hereof by adopting this Agreement;

     I. The Company desires and has requested the Indemnitee to serve or continue to serve as an Agent of the Company free from undue concern for claims for damages arising out of or related to such services to the Company; and

     J. The Indemnitee is willing to serve, or to continue to serve, the Company, provided that he is furnished the indemnity provided for herein.

1.   Definitions. As used in this Agreement:

     (a) The terms "Affiliate" and "Associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended (the "Act"), as in effect on the date of this Agreement.

     (b) The term "Agent" for the purposes of this Agreement, "agent" of the Company means any person who is or was a director, officer, employee or other agent of the Company; or is or was serving at the request of, for the convenience of, or to represent the interests of the Company or a subsidiary of the Company as a director, officer, employee or agent of another foreign or domestic corporation, partnership, joint venture, trust or other enterprise; or was a director, officer, employee or agent of a foreign or domestic corporation which was a predecessor corporation of the Company or a subsidiary of the Company, or was a director, officer, employee or agent of another enterprise at the request of, for the convenience of, or to represent the interests of such predecessor corporation.

     (c) A Person shall be deemed the "Beneficial Owner" of and shall be deemed to beneficially own, any securities:

               i. which such Person or any of such Person's Affiliates or Associates, directly or indirectly, has the right or obligation to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding (whether or not in writing) or upon the exercise of conversion rights, exchange rights, rights warrants or options, or otherwise; provided, however, that a person shall not be deemed the "Beneficial Owner" of or to "beneficially own" securities


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                    tendered pursuant to a tender or exchange offer made by such
                    Person or any of such Person's Affiliates or Associates until such tendered securities are accepted for purchase or exchange;

               ii. which such Person or any of such Person's Affiliates or Associates, directly or indirectly, has the right to vote or dispose of or has "beneficial ownership" of (as determined pursuant to Rule 13d-3 of the General Rules and Regulations under the Act and any successor provision thereof), including pursuant to any agreement, arrangement or understanding, whether or not in writing; provided, however, that a Person shall not be deemed the "Beneficial Owner" of or to "beneficially own", any security under this subparagraph (ii) as a result of an agreement, arrangement or understanding to vote such security if such agreement, arrangement or understanding: (A) arises solely from a revocable proxy given in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable provisions of the General Rules and Regulations under the Exchange Act, and (B) is not also then reportable by such Person on Schedule 13D under the Exchange Act (or any comparable or successor report); or

               iii. which are beneficially owned, directly or indirectly, by any other Person (or any Affiliate or Associate thereof) with which such Person (or any of such Person's Affiliates or Associates) has any agreement, arrangement or understanding (whether or not in writing), but excluding customary agreements with and between underwriters and selling group members with respect to a bona fide public offering of securities until the expiration of forty (40) days after the date of such acquisition, for the purpose of acquiring, holding, voting (except pursuant to a revocable proxy as described in the proviso to subparagraph (ii) of this paragraph (c)) or disposing of any voting securities of the Company.

     (d) The term "Change in Control" means (i) any transaction pursuant to which any Person (other than (A) the Company, (B) any Subsidiary of the Company, (C) any employee benefit plan or employee stock plan of the Company or of any Subsidiary of the Company, (D) any dividend reinvestment plan of the Company or (E) any Person or entity organized, appointed or established by the Company for or pursuant to the terms of any such plan), together with all Affiliates and Associates of such Person, becomes the Beneficial Owner of 20% or more of the shares of Common Stock then outstanding without the prior approval of a majority of the directors who are not officers of the Company or representatives, nominees, Affiliates or Associates of such Person (ii) any merger, consolidation, sale of assets or other reorganization, or a proxy contest, as a consequence of which Continuing Directors (as defined below) in office immediately prior to such transaction or event constitute less than a majority of the Board (or any successor entity) thereafter; or (iii) during any period of two consecutive years,


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          individuals who at the beginning of such period constituted the Board
          (including for this purpose any new director whose election or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of such period) (such directors being referred to herein as "Continuing Directors") cease for any reason to constitute at least a majority of the Board. Notwithstanding the foregoing, no Change in Control shall have occured as the result of an acquisition of Common Stock by the Company which, by reducing the number of shares outstanding, increases the proportionate number of shares beneficially owned by the Person acquiring such shares to 20% or more of the Common Stock of the Company then outstanding; provided, however, that if a Person shall become the Beneficial Owner of 20% or more of the Common Stock of the Company then outstanding by reason of such an acquisition and shall, after such acquisition, become the Beneficial Owner of any additional shares of Common Stock, then a Change in Control shall be deemed to have occured.

     (e) The term "Common Stock" means the common stock, $0.10 par value, of the Company, except that "Common Stock" when used with reference to any Person other than the Company shall mean the capital shares of such Person with the greatest voting power, or the equity securities or other equity interest having power to control or direct the management, of such Person.

     (f) The term "Disinterested Director" with respect to any request by the Indemnitee for indemnification or advancement of expenses hereunder means a director of the Company who neither is nor was a party to the Proceeding (as defined below) in respect of which indemnification or advancement is being sought by the Indemnitee.

     (g) The term "Expenses" means, without limitation, expenses of Proceedings, including attorneys' fees, disbursements and retainers, accounting and witness fees, expenses related to the preparation or service as a witness, travel and deposition costs, expenses of investigations, judicial or administrative proceedings and appeals, amounts paid in settlement of a Proceeding by or on behalf of the Indemnitee, costs of attachment or similar bonds, any expenses of attempting to establish or establishing a right to indemnification or advancement of expenses under this Agreement, the Company's Certificate of Incorporation or By-laws, applicable law or otherwise, and reasonable compensation for time spent by the Indemnitee in connection with the investigation, defense or appeal of a Proceeding or action for indemnification for which the Indemnitee is not otherwise compensated by the Company or any third party. The term "Expenses" shall not include the amount of judgments, fines, interest or penalties, or excise taxes assessed with respect to any employee benefit or welfare plan, which are actually levied against or sustained by the Indemnitee to the extent sustained after final adjudication.

     (h) The term "Independent Legal Counsel" means any firm of attorneys selected by the Board (and is reasonably acceptable to Indeminittee) from a list consisting of


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          firms which meet reasonable criteria established by the Board, so long as such firm has not represented the Company, the Indemnitee, any entity controlled by the Indemnitee, or any party adverse to the Company, within the preceding five years. Notwithstanding the foregoing, the term "Independent Legal Counsel" shall not include any person who, under applicable standards of professional conduct then prevailing, would have a conflict of interest in representing either the Company or the Indemnitee in an action to determine the Indemnitee's right to indemnification or advancement of expenses under this Agreement, the Company's Certificate of Incorporation or Bylaws, applicable law or otherwise.

     (i) The term "Person" means any individual, firm, corporation, partnership or other entity.

     (j) The term "Proceeding" means any threatened, pending or completed action, suit, arbitration, alternate dispute resolution mechanism, or any other proceeding (including, without limitation, an appeal therefrom), formal or informal, whether brought in the name of the Company or otherwise, whether of a civil, criminal, administrative or investigative nature, and whether by, in or involving a court or an administrative, other governmental or private entity or body (including, without limitation, an investigation by the Company or its Board), by reason of (i) the fact that the Indemnitee is or was a director of the Company, or is or was serving at the request of the Company as an Agent of another enterprise, whether or not the Indemnitee is serving in such capacity at the time any liability or expense is incurred for which indemnification or reimbursement is to be provided under this Agreement, (ii) any actual or alleged act or omission or neglect or breach of duty, including, without limitation, any actual or alleged error or misstatement or misleading statement, which the Indemnitee commits or suffers while acting in any such capacity, or (iii) the Indemnitee attempting to establish or establishing a right to indemnification or advancement of expenses pursuant to this Agreement, the Company's Certificate of Incorporation or By-laws, applicable law or otherwise.

     (k) The term "Subsidiary" means, with reference to any other Person, any corporation or other entity of which securities or other ownership interests having ordinary voting power, in the absence of contingencies, to elect at least a majority of the directors or other persons performing similar functions is beneficially owned, directly or indirectly, by such Person, or which is otherwise controlled by such Person.

2. Agreement to Serve. The Indemnitee agrees to serve and/or continue to serve as an Agent of the Company, at its will (or under separate agreement, if such agreement exists), in the capacity Indemnitee currently serves as an Agent of the Company, so long as he is duly appointed or elected and qualified in accordance with the applicable provisions of the By-laws of the Company or until such time as he tenders his resignation in writing, provided, however, that nothing contained in this Agreement is intended to create any right to continued employment by Indemnitee.


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3.   Proceeding Other Than a Proceeding By or In the Right of the Company. The
     Company shall indemnify the Indemnitee if the Indemnitee is a party to or threatened to be made a party to or is otherwise involved in any Proceeding (other than a Proceeding by or in the right of the Company to procure a judgment in its favor), by reason of the fact that the Indemnitee is or was an Agent of the Company, against all Expenses, judgments, fines, interest or penalties, and excise taxes assessed with respect to any employee benefit or welfare plan, which are actually and reasonably incurred by the Indemnitee in connection with such a Proceeding, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended; provided, however, that any settlement of a Proceeding must be approved in advance in writing by the Company.

4. Proceedings By or In the Right of the Company. The Company shall indemnify the Indemnitee if the Indemnitee is a party to or threatened to be made a party to or is otherwise involved in any Proceeding by or in the right of the Company to procure a judgment in its favor by reason of the fact that the Indemnitee is or was an Agent of the Company, against all Expenses, judgments, fines, interest or penalties, and excise taxes assessed with respect to any employee benefit or welfare plan, which are actually and reasonably incurred by the Indemnitee in connection with the defense or settlement of such a Proceeding, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended.

5. Indemnification for Costs, Charges and Expenses of Witness or Successful Party. Notwithstanding any other provision of this Agreement (except as set forth in paragraph 9 hereof), and without a requirement for determination as required by Paragraph 8 hereof, to the extent that the Indemnitee (a) has prepared to serve or has served as a witness in any Proceeding in any way relating to the Company or (b) has been successful in defense of any Proceeding or in defense of any claim, issue or matter therein, on the merits or otherwise, including the dismissal of a Proceeding without prejudice or the settlement of a Proceeding without an admission of liability, the Indemnitee shall be indemnified against all Expenses actually and reasonably incurred by the Indemnitee in connection therewith to the fullest extent permitted by applicable law.

6. Partial Indemnification. If the Indemnitee is entitled under any provision of this Agreement to indemnification by the Company for a portion of the Expenses, judgments, fines, interest or penalties, or excise taxes assessed with respect to any employee benefit or welfare plan, which are actually and reasonably incurred by the Indemnitee in the investigation, defense, appeal or settlement of any Proceeding, but not, however, for the total amount of the Indemnitee's Expenses, judgments, fines, interest or penalties, or excise taxes assessed with respect to any employee benefit or welfare plan, then the Company shall nevertheless indemnify the Indemnitee for the portion of such Expenses, judgments, fines, interest penalties or excise taxes to which the Indemnitee is entitled.

7. Advancement of Expenses. The Expenses incurred by the Indemnitee in any Proceeding shall be paid promptly by the Company in advance of the final disposition of the Proceeding at the written request of the Indemnitee to the fullest extent permitted by applicable law as it presently exists or as it may hereinafter be amended; provided,


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     however, that the Indemnitee shall set forth in such request reasonable evidence that such Expenses have been incurred by the Indemnitee in connection with such Proceeding, a statement that such Expenses do not relate to any matter described in paragraph 9 of this Agreement, and an undertaking in writing to repay any advances if it is ultimately determined as provided in subparagraph 8(b) of this Agreement that the Indemnitee is not entitled to indemnification under this Agreement. Advances of Expenses shall be made without regard to Indemnitee's ability to repay the advances. Indemnitee's obligation to repay the Company for advances shall be unsecured and no interst shall be charged thereon.

8.   Indemnification Procedure; Determination of Right to Indemnification.

     (a) Promptly after receipt by the Indemnitee of notice of the commencement of any Proceeding, the Indemnitee shall, if a claim for indemnification or advancement of Expenses in respect thereof is to be made against the Company under this Agreement, notify the Company of the commencement thereof in writing as provided in paragraph 19. The omission to so notify the Company will not relieve the Company from any liability which the Company may have to the Indemnitee under this Agreement unless the Company shall have lost significant substantive or procedural rights with respect to the defense of any Proceeding as a result of such omission to so notify.

     (b) The Indemnitee shall be presumed to have met the relevant standards of conduct, if any, as defined by applicable law, for indemnification pursuant to this Agreement provided that Indemnitee and has provided notice in accordance with paragaraph 8(a) and shall be entitled to such indemnification, unless a determination is made that the Indemnitee has not met such standards by either (i) the Board by a majority vote of a quorum of Disinterested Directors (even if it is less than a quorom of the Board), (ii) Independent Legal Counsel as set forth in a written opinion (it being understood that such Independent Legal Counsel shall make such determination only if the quorum of Disinterested Directors referred to in clause (i) of this subparagraph 8(b) is not obtainable or if the Board by a majority vote of a quorum of Disinterested Directors so directs), or (iii) a court of competent jurisdiction; provided, however, that if a Change in Control shall have occurred and the Indemnitee so requests in writing, such determination shall be made only by a court of competent jurisdiction. The Company shall be responsible to pay the fees and expenses of Independent Legal Counsel.

     (c) If a claim for indemnification or advancement of Expenses under this Agreement is not paid by the Company within 30 days after receipt by the Company of written notice thereof, the rights provided by this Agreement shall be enforceable by the Indemnitee in any court of competent jurisdiction. Such judicial proceeding shall be made de novo. The burden of proving that indemnification or advances are not appropriate shall be on the Company. Neither the failure of the Board or Independent Legal Counsel to have made a determination prior to the commencement of such action that indemnification or advancement of Expenses is proper in the circumstances because the Indemnitee has met the applicable


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          standard of conduct, if any, nor an actual determination by the Board or Independent Legal Counsel that the Indemnitee has not met the applicable standard of conduct shall be a defense to an action by the Indemnitee or create a presumption for the purpose of such an action that the Indemnitee has not met the applicable standard of conduct. The termination of any Proceeding by judgment, order, settlement or conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself (i) create a presumption that the Indemnitee did not act in good faith and in a manner which he reasonably believed to be in the best interests of the Company and/or its stockholders, and, with respect to any criminal Proceeding, that the Indemnitee had reasonable cause to believe that his conduct was unlawful or (ii) otherwise adversely affect the rights of the Indemnitee to indemnification or advancement of Expenses under this Agreement, except as may be provided herein.

     (d) If a court of competent jurisdiction shall determine that the Indemnitee is entitled to any indemnification or advancement of Expenses hereunder, the Company shall pay all Expenses actually and reasonably incurred by the Indemnitee in connection with such adjudication (including, but not limited to, any appellate proceedings).

     (e) With respect to any Proceeding for which indemnification or advancement of Expenses is requested, the Company will be entitled to participate therein at its own expense and, except as otherwise provided below, to the extent that it may wish, the Company may assume the defense thereof, with counsel reasonably satisfactory to the Indemnitee. After notice from the Company to the Indemnitee of its election to assume the defense of a Proceeding, the Company will not be liable to the Indemnitee under this Agreement for any Expenses subsequently incurred by the Indemnitee in connection with the defense thereof, other than as provided below. The Company shall not settle any Proceeding in any manner which would impose any penalty or limitation on the Indemnitee without the Indemnitee's written consent. The Indemnitee shall have the right to employ his own counsel in any Proceeding, but the fees and expenses of such counsel incurred after notice from the Company of its assumption of the defense of the Proceeding shall be at the expense of the Indemnitee, unless (i) the employment of counsel by the Indemnitee has been authorized by the Company, (ii) the Indemnitee shall have reasonably concluded that there may be a conflict of interest between the Company and the Indemnitee in the conduct of the defense of a Proceeding, or (iii) the Company shall not in fact have employed counsel to assume the defense of a proceeding, in each of which cases the fees and expenses of the Indemnitee's counsel shall be advanced by the Company. The Company shall not be entitled to assume the defense of any Proceeding brought by or on behalf of the Company or as to which the Indemnitee has concluded that there may be a conflict of interest between the Company and the Indemnitee.

9. Limitations On Indemnity. No indemnity pursuant to this Agreement shall be paid by the Company:


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     (a)  on account of any claim against the Indemnitee for an accounting of profits made from the purchase or sale by Indemnitee of securities of the Corporation pursuant to the provisions of Section 16(b) of the Act and amendments thereto or similar provisions of any federal, state or local statutory law;

     (b) on account of Indemnitee's conduct that was knowingly fraudulent or deliberately dishonest or that constituted willful misconduct;

     (c) on account of Indemnitee's conduct that constituted a breach of Indemnitee's duty of loyalty to the Company or resulted in any personal profit or advantage to which Indemnitee was not legally entitled;

     (d) for which payment is actually made to Indemnitee under a valid and collectible insurance policy or under a valid and enforceable indemnity clause, By-law or agreement, except in respect of any excess beyond payment under such insurance, clause, By-law or agreement;

     (e) if indemnification is not lawful (and, in this respect, both the Company and Indemnitee have been advised that the Securities and Exchange Commission believes that indemnification for liabilities arising under the federal securities laws is against public policy and is, therefore, unenforceable and that claims for indemnification should be submitted to appropriate courts for adjudication);

     (f) in connection with any Proceeding (or part thereof) initiated by Indemnitee, or any Proceeding by Indemnitee against the Company or its directors, officers, employees or other agents, unless (i) such indemnification is expressly required to be made by law, (ii) the proceeding was authorized by the Board, or (iii) such indemnification is provided by the Company, in its sole discretion, pursuant to the powers vested in the Company under Section 145.

10. Indemnification Hereunder Not Exclusive. The indemnification provided by this Agreement shall not be deemed to be exclusive of any other rights to which the Indemnitee may be entitled under the Company's Certificate of Incorporation, as amended, the Company's By-laws, as amended, any agreement, vote of stockholders or vote of Disinterested Directors, provisions of applicable law, or otherwise, both as to action or omission in the Indemnitee's official capacity and as to action or omission in another capacity on behalf of the Company while holding such office.

11. Liability Insurance. The Company shall, from time to time, make the good faith determination whether or not it is practicable for the Company to obtain and maintain a policy or policies of insurance with reputable, companies providing its Agents with coverage for losses from wrongful acts, or to ensure the Company's performance of its indemnification obligations under this Agreement. Among other considerations, the Company will weigh the costs of obtaining such insurance coverage against the protection afforded by such coverage. In all such policies of liability insurance, Indemnitee shall be named as an insured in such a manner as to provide Indemnitee the same rights and benefits as are accorded to the most favorably insured of the Company's


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     Agents. Notwithstanding the foregoing, the Company shall have no obligation to obtain or maintain such insurance if the Company determines in good faith that such insurance is not reasonably available, if the premium costs for such insurance are disproportionate to the amount of coverage provided or if the coverage provided by such insurance is limited by exclusions so as to provide an insufficient benefit.

12.  Successors and Assigns.

     (a) This Agreement shall be binding upon, and shall inure to the benefit of, the Indemnitee and the Indemnitee's heirs, executors, administrators and assigns, whether or not the Indemnitee has ceased to be an Agent, and the Company and its successors and assigns. Upon the sale of all or substantially all of the business, assets or capital stock of the Company to, or upon the merger of the Company into or with, any corporation, partnership, joint venture, trust or other person, this Agreement shall inure to the benefit of and be binding upon both the Indemnitee and such purchaser or successor person. Subject to the foregoing, this Agreement may not be assigned by either party without the prior written consent of the other party hereto.

     (b) If the Indemnitee is deceased and is entitled to indemnification under any provision of this Agreement, the Company shall indemnify the Indemnitee's estate and the Indemnitee's spouse, heirs, executors, administrators and assigns against, and the Company shall, and does hereby agree to assume, any and all Expenses actually and reasonably incurred by or for the Indemnitee or the Indemnitee's estate, in connection with the investigation, defense, appeal or settlement of any Proceeding. Further, when requested in writing by the spouse of the Indemnitee, and/or the Indemnitee's heirs, executors, administrators and assigns, the Company shall provide appropriate evidence of the Company's agreement set out herein to indemnify the Indemnitee against and to itself assume such Expenses.

13. Subrogation. In the event of payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of the Indemnitee, who shall execute all documents required and shall do all acts that may be necessary to secure such rights and to enable the Company effectively to bring suit to enforce such rights.

14. Severability. Each and every paragraph, sentence, term and provision of this Agreement is separate and distinct so that if any paragraph, sentence, term or provision thereof shall be held to be invalid, unlawful or unenforceable for any reason, such invalidity, unlawfulness or unenforceability shall not affect the validity, unlawfulness or enforceability of any other paragraph, sentence, term or provision hereof. To the extent required, any paragraph, sentence, term or provision of this Agreement may be modified by a court of competent jurisdiction to preserve its validity and to provide the Indemnitee with the broadest possible indemnification permitted under applicable law.


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15.  Savings Clause. If this Agreement or any paragraph, sentence, term or provision hereof is invalidated on any ground by any court of competent jurisdiction, the Company shall nevertheless indemnify the Indemnitee as to any Expenses, judgments, fines, interest or penalties, or excise taxes assessed with respect to any employee benefit or welfare plan, which are actually and reasonably incurred with respect to any Proceeding to the fullest extent permitted by any (a) applicable paragraph, sentence, term or provision of this Agreement that has not been invalidated or (b) applicable provision of Delaware law.

16. Interpretation; Governing Law. This Agreement shall be construed as a whole and in accordance with its fair meaning. Headings are for convenience only and shall not be used in construing meaning. This Agreement shall be governed and interpreted in accordance with the laws of the State of Delaware without regard to the conflict of laws principles thereof.

17. Amendments. No amendment, waiver, modification, termination or cancellation of this Agreement shall be effective unless in writing signed by the party against whom enforcement is sought. The indemnification rights afforded to the Indemnitee hereby are contract rights and may not be diminished, eliminated or otherwise affected by amendments to the Certificate of Incorporation, By-laws or by other agreements, including directors' and officers' liability insurance policies, of the Company.

18. Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each party and delivered to the other.

19. Notices. All notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed to have been duly given if (i) delivered by hand and receipted for by the party to whom said notice or other communication shall have been directed, or (ii) mailed by certified or registered mail with postage prepaid, on the third (3rd) business day after the date on which it is so mailed. Any notice required to be given under this Agreement shall be directed to the Company at the following address:

                  The Goldfield Corporation
                  1684 W. Hibiscus Blvd.
                  Melbourne, FL  32901
                  Attn:
                        --------------------------


and to the Indemnitee at the following address:


                  -------------------------------

                  -------------------------------

                  -------------------------------


or at such other address as either shall designate to the other in writing.



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


     IN WITNESS WHEREOF, the parties have executed this Indemnification Agreement as of the date first written above.


THE GOLDFIELD CORPORATION


By:
    __________________________________  ________________
    Name:                               Date:
    Title:


INDEMNITEE:


By:
    __________________________________  ________________
    Name:                               Date:
    Title:




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